John Hancock Funds II

Supplement dated September 24, 2010

to the current Class 1 and Class NAV

Prospectus dated December 31, 2009

All Cap Value Fund

Global Real Estate Fund

Effective September 24, 2010, the Advisory Fees for the All Cap Value Fund and Global Real Estate Fund are decreased and re-stated as follows:

Fund	Advisory Fee
JHF II All Cap Value Fund	0.800% first $500 million; 0.750% excess over $500 million* * Aggregate Net Assets include the net assets of the fund and the All Cap Value Trust, a series of JHT
JHF II Global Real Estate Fund	0.900% first $500 million; 0.875% next $250 million; and 0.850% excess over $750 million.